Consolidated Statements of Comprehensive Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
COMPREHENSIVE INCOME
Net Income	$ 4,203	$ 5,018	$ 5,483
OTHER COMPREHENSIVE INCOME (LOSS)
Currency translation adjustments	0	0	81
Unrealized gain (loss) from available-for-sale securities	205	(132)	(94)
Total other comprehensive income (loss)	205	(132)	(13)
TOTAL COMPREHENSIVE INCOME	$ 4,408	$ 4,886	$ 5,470